Putnam
Managed
Municipal
Income Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-03

[GRAPHIC OMITTED: WATCH]

[SCALE LOGO OMITTED]



FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

Dear Fellow Shareholder:

We are pleased to bring you news of positive performance by Putnam Managed Municipal Income Trust for the semiannual period ended April 30, 2003. Your fund outperformed its benchmark index and came in well ahead of its peers as measured by its Lipper category average. You will find details on page 7.

As you will see in the following report from your fund's management team, these results were achieved in large measure by the fund's duration strategy and a generally favorable interest-rate environment during the period. Duration is a measure of a fund's sensitivity to changes in interest rates. The fund's weighting in high-quality bonds also enhanced results as the demand for these securities by risk-averse investors helped elevate their prices. The management team also offers its views on prospects for the fund in the fiscal year's second half.

As we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your continued confidence in Putnam. We believe that those who ride out the current turbulence will be rewarded for their patience over the long term.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

June 18, 2003


REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* For the first six months of its fiscal year, Putnam Managed Municipal Income Trust had a total return at net asset value of 5.44%. The fund's return at market price was 5.95%.

* The fund's longer duration helped it to outperform its benchmark, the Lehman Municipal Bond Index, which returned 3.59% for the six-month period.

* The fund's duration and portfolio mix of high- and lower-quality bonds helped it outperform the average return for its Lipper category, High Yield Municipal Debt Funds, which was 3.14%.

* Index and Lipper results should be compared to fund performance at net asset value. See the Performance Summary on page 7 for complete fund performance, comparative index performance, and Lipper data.

PERFORMANCE COMMENTARY

The fund's solid returns were due in large part to a duration strategy that made it more responsive to changes in interest rates relative to its benchmark and many of its peers. (Duration is a measure of interest-rate sensitivity; the longer its duration, the more responsive the portfolio will be to rate changes.) Our high-quality bond position also proved to be an asset, as investors continued to prefer relatively secure investments amidst the uncertainty at home and abroad. Consequently, lower-rated bonds, which contribute considerably to the portfolio's monthly income, underperformed their higher-quality counterparts. This disparity in the performance of higher- and lower-rated municipal securities is exhibited by the fact that credit spreads -- the difference in bond yields at either end of the credit quality spectrum -- widened for much of the six-month period.

The fund's results should also be considered in the context of a generally favorable interest-rate environment. However, after a three-year rally in fixed-income investments, the markets are beginning to ponder the return of higher interest rates. We've been gradually positioning the fund for this possibility to limit the price depreciation that typically accompanies a rising-rate market.

FUND PROFILE

Putnam Managed Municipal Income Trust seeks to provide as high a level of current income free from federal income tax as is consistent with preservation of capital through investments in investment-grade and higher-yielding, lower-rated municipal bonds. The fund is designed for investors seeking tax-exempt income and willing to accept the risks associated with below-investment-grade bonds.

MARKET OVERVIEW

In what was a challenging semiannual period, municipal-bond yields fell slightly, resulting in modest returns overall. Municipal bonds slightly outperformed Treasuries for the period. Several factors contributed to the difficult environment. The sluggish economy caused many state and local municipalities to experience significant declines in tax revenues and subsequent downgrades in credit quality. Difficulties in two sectors -- airlines and utilities -- dampened the performance of industrial development bonds (IDBs), which are issued by municipalities but backed by the credit of companies. Airline-backed IDBs suffered as United Airlines followed US Airways into bankruptcy. In late April, American Airlines narrowly avoided a similar fate. The electric power sector came under pressure, affecting performance of utility IDBs as well.

Lastly, the supply of municipal bonds grew throughout 2002. In terms of supply, the California Department of Water Resources' bond issue was the largest ever brought to market. New tobacco settlement bonds further boosted supply. All told, over $320 billion in municipal bonds was issued in 2002 -- an all-time record. Supply has continued to swell in 2003, and has had a dampening effect on municipal-bond prices.

MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 4/30/03

Bonds
----------------------------------------------------------------------------
Lehman Municipal Bond Index                                      3.59%
----------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index                          1.91%
----------------------------------------------------------------------------
Lehman Aggregate Bond Index (government and corporate bonds)     4.31%
----------------------------------------------------------------------------
Citigroup World Government Bond Index                            9.73%
----------------------------------------------------------------------------

Equities
----------------------------------------------------------------------------
S&P 500 Index (broad market)                                     4.48%
----------------------------------------------------------------------------
Russell 1000 Index (large-cap stocks)                            4.75%
----------------------------------------------------------------------------
Russell 2000 Index (small-cap stocks)                            7.55%
----------------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the six months ended 4/30/03.

STRATEGY OVERVIEW

The fund maintained its moderate exposure to higher-yielding securities. We positioned the portfolio defensively in anticipation of the October sell-off, but later returned to a more neutral stance by extending the fund's duration. We diversified the fund further, and increased its exposure to California tax-exempt bonds. We also reduced exposure to tobacco settlement bonds, discussed further on page 5.

During the period, tax-exempt municipal bonds offered investors almost the same yield as comparable Treasury bonds. This was an unusual situation, and we expect the yield ratios will return to normal levels as the supply of municipal offerings moderates and demand increases. To take advantage of this opportunity, we established a cross-market arbitrage position, in which we bought intermediate-term municipal bonds and shorted 10-year Treasury futures contracts. Our thesis is that if interest rates should rise (causing bond prices to fall), the fund would have a loss on the municipal bonds, and yet, potential gains on the Treasury futures contracts may more than compensate for the loss. On the other hand, if rates should fall (causing bond prices to rise), a loss on the Treasury futures contracts may be mitigated by a gain on the municipal bonds.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S TOP SECTOR WEIGHTINGS
COMPARED]

THE FUND'S TOP SECTOR WEIGHTINGS COMPARED

                                      as of      as of
                                     4/30/03   10/31/03

Health care                           26.7%    28.9%

Transportation                        19.5%    25.0%

Utilities                             16.0%     6.4%

Forest and paper products              4.0%     3.4%

Housing                                3.2%     4.7%

Footnote reads:
This chart shows how the fund's sector weightings have changed over the past six months. Weightings are shown as a percentage of portfolio market value. Holdings will vary over time.


HOW KEY HOLDINGS AND ALLOCATIONS AFFECTED THE FUND'S PERFORMANCE

While the fund holds over 75% of its assets in high-quality investment-grade bonds, it does selectively downgrade when the right market conditions and investment opportunities present themselves. We think the fund's position in lower-rated municipal bonds, which have been out of favor for some time, is advantageous at this point and we believe these bonds can perform well in the coming months, especially as the economy recovers.

We've seen a large supply of uninsured investment-grade hospital bonds come to market in recent months, improving the number and quality of prospects for your portfolio. In addition to refinancing older, more expensive debt at today's historically low interest rates, hospitals in high-growth locations are requiring more resources to finance their expansion in order to meet increasing patient demand. Furthermore, hospitals are becoming more specialized and moving beyond their core medical services. This trend has meant that hospitals are developing a niche in such fields as cardiology or oncology.

Several issues in the A to BBB credit-quality range were attractive to us. Recent purchases include Mother Frances Hospital bonds, which were issued by Tyler Health Facilities Corp. in Texas. These bonds are helping to finance a new facility that will serve a growing population and a large cardiac business, which we expect to improve operating revenues. The fund also holds the A-rated Cleveland Clinic Health System bonds, issued by Cuyahoga County. The Cleveland Clinic, which serves northeast Ohio and southwest Florida, has a medical and educational reputation on par with Johns Hopkins and the Mayo Clinic. While the Cleveland Clinic previously incurred investment losses, we believe the steady, high-quality delivery of its core health services in its target markets should eventually restore much of its diminished cash flow.


[GRAPHIC OMITTED pie chart PORTFOLIO CREDIT QUALITY 4/30/03]

PORTFOLIO CREDIT QUALITY 4/30/03

Aaa/AAA       (39.1%)
Aa/AA          (1.7%)
A             (14.9%)
Baa/BBB       (26.0%)
Ba/BB          (8.3%)
B              (6.0%)
CCC/Ca         (1.7%)
D              (0.9%)
Other (VMIG1)  (1.4%)

Footnote reads:
As percentages of market value. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

The electric power sector is another industry undergoing great change, providing unique investment opportunities as it transforms itself. In the aftermath of the power crisis in 2002, utility companies that strayed into non-utility-related activities such as telecommunications are in the process of refocusing on their core business of power generation and distribution. Overall, we think this trend is a positive one that will contribute to improvements in credit-quality ratings throughout the sector. The fund's A2-rated Georgia Power Company bonds, issued by Burke County, exemplify this trend. This electric utility owns its own generation resources, receives 88% of its revenues from cost-based regulated rates, and has a history of regulatory support.

Tobacco settlement bonds, which are issued by municipalities and secured by cash payments made in satisfaction of legal judgments against the tobacco industry, are a relatively new class of municipal securities, which we always approach with caution. These bonds tend to be higher-quality debt, but because they are subject to special risks, they generally offer higher yields than other bonds of comparable quality. During the reporting period, we reduced the fund's exposure to tobacco settlement bonds, due to concerns about the market becoming overwhelmed by the growing supply of new issuance.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Richard Wyke (Portfolio Leader), Paul Drury (Portfolio Member), David Hamlin (Portfolio Member), Susan McCormack (Portfolio Member), Joyce Dragone, and Jerome Jacobs.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as the fund's management team's plans for responding to them.

Our current outlook for the municipal-bond market is cautiously optimistic. Fear of war has subsided. The focus is now on rebuilding Iraq and addressing economic concerns on the home front. While much remains to be answered, the level of uncertainty in the world seems to have eased a bit. We expect business activity will accelerate slowly.

Although the tax-free marketplace is certainly not immune to the forces that buffet other markets, it has historically been less volatile. We believe municipal bonds should perform well relative to other fixed-income sectors as some measure of calm returns to financial markets. We believe that municipal budgets will continue to face significant pressures in the months ahead. And we believe that governments will need to determine how to implement costly home-front protection measures while at the same time pushing tax cuts to stimulate economic growth. Historically, improvement in the credit quality of state and local governments has lagged a general economic recovery by six to nine months, so we expect municipal credit quality to remain fragile for some time to come.

Currently, municipal-bond yields remain unusually high relative to yields on taxable issues. In time, we expect that relationship will revert to a normal range. In our opinion, the market continues to offer attractive value and compelling risk/reward characteristics. We believe that we have positioned your fund to take advantage of this potential.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended April 30, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions. A profile of your fund's strategy appears on the first page of this report. See page 8 for definitions of some terms used in this section.

TOTAL RETURN FOR PERIODS ENDED 4/30/03

                                              Lehman     Lipper High Yield
                                              Municipal  Municipal Debt
                                              Bond       Funds category
                         NAV    Market price  Index      average*
--------------------------------------------------------------------------
6 months                 5.44%     5.95%      3.59%       3.14%
--------------------------------------------------------------------------
1 year                   4.57      4.16       8.50        3.76
--------------------------------------------------------------------------
5 years                 17.12     -0.33      35.78       18.80
--------------------------------------------------------------------------
Annual average           3.21     -0.07       6.31        3.45
--------------------------------------------------------------------------
10 years                62.84     47.30      86.12       69.70
--------------------------------------------------------------------------
Annual average           5.00      3.95       6.41        5.39
--------------------------------------------------------------------------
Life of fund
(since 2/24/89)
Annual average           6.79      5.88       7.55        5.81
--------------------------------------------------------------------------

* Over the 6-month and 1-, 5-, and 10-year periods ended 4/30/03, there were 12, 12, 12, and 11 funds, respectively, in this Lipper category.


TOTAL RETURN FOR PERIODS ENDED 3/31/03 (most recent calendar quarter)

                                               NAV    Market price
---------------------------------------------------------------------
6 months                                     -0.20%      -3.74%
---------------------------------------------------------------------
1 year                                        4.26        3.88
---------------------------------------------------------------------
5 years                                      14.44        2.70
---------------------------------------------------------------------
Annual average                                2.73        0.53
---------------------------------------------------------------------
10 years                                     60.90       47.49
---------------------------------------------------------------------
Annual average                                4.87        3.96
---------------------------------------------------------------------
Life of fund
(since 2/24/89)
Annual average                                6.68        5.88
---------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/03

Putnam Managed Municipal Income Trust
---------------------------------------------------------------------
Distributions from common shares
---------------------------------------------------------------------
Number                                         6
---------------------------------------------------------------------
Income 1                                  $0.285
---------------------------------------------------------------------
Capital gains 1                              --
---------------------------------------------------------------------
Total                                     $0.285
---------------------------------------------------------------------
Preferred shares    Series A            Series B           Series C
                  (550 shares)        (550 shares)       (650 shares)
---------------------------------------------------------------------
Income 1            $613.53              $597.85            $598.08
---------------------------------------------------------------------
Share value:                                NAV           Market price
---------------------------------------------------------------------
10/31/02                                   $7.84              $7.43
---------------------------------------------------------------------
4/30/03                                     7.96               7.58
---------------------------------------------------------------------
Current return (end of period)
---------------------------------------------------------------------
Current dividend rate 2                     7.16%              7.52%
---------------------------------------------------------------------
Taxable equivalent 3                       11.66              12.25
---------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 38.6% of federal tax rate for 2003. Results for investors subject to lower tax rates would not be as advantageous.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE INDEXES

Citigroup (formerly Salomon Smith Barney) World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Index is an unmanaged index of the largest 1,000 companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
April 30, 2003 (Unaudited)

Key to Abbreviations
------------------------------------------------------------------------------
AMBAC       AMBAC Indemnity Corporation
COP         Certificate of Participation
FGIC        Financial Guaranty Insurance Company
FNMA Coll.  Federal National Mortgage Association Collateralized
FSA         Financial Security Assurance
GNMA Coll.  Government National Mortgage Association Collateralized
G.O. Bonds  General Obligation Bonds
IFB         Inverse Floating Rate Bonds
IF COP      Inverse Floating Rate Certificate of Participation
MBIA        MBIA Insurance Company
PSFG        Permanent School Fund Guaranteed
VRDN        Variable Rate Demand Notes

Municipal bonds and notes (98.8%)(a)
Principal amount                                     Rating(RAT)         Value

Alaska (0.4%)
------------------------------------------------------------------------------
    $2,000,000 Valdez Marine Term Rev. Bonds
               (Sohio Pipeline),
               7 1/8s, 12/1/25                       AA+            $2,048,440
Arizona (2.1%)
------------------------------------------------------------------------------
     3,000,000 Apache Cnty., Indl. Dev. Auth.
               Poll. Control Rev.
               Bonds (Tucson Elec. Pwr. Co.),
               Ser. B, 5 7/8s, 3/1/33                Ba3             2,711,250
     1,000,000 AZ Hlth. Fac. Auth. Hosp. Syst.
               Rev. Bonds (John C. Lincoln Hlth.
               Network), 6 3/8s, 12/1/37             BBB             1,031,250
     2,500,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P            2,581,250
     4,000,000 Coconino Cnty., Poll. Control
               Rev. Bonds (Tuscon/Nava               Ba3             4,130,000
     1,000,000 Scottsdale, Indl. Dev. Hosp. Auth.
               Rev. Bonds (Scottsdale Healthcare),
               5.8s, 12/1/31                         A3              1,026,250
                                                                  ------------
                                                                    11,480,000
Arkansas (2.2%)
------------------------------------------------------------------------------
     4,600,000 AR State Hosp. Dev. Fin. Auth.
               Rev. Bonds (WA Regl. Med. Ctr.),
               7 3/8s, 2/1/29                        Baa3            4,968,000
     6,000,000 Northwest Regl. Arpt. Auth.
               Rev. Bonds, 7 5/8s, 2/1/27            BB/P            6,607,500
                                                                  ------------
                                                                    11,575,500
California (12.1%)
------------------------------------------------------------------------------
     7,000,000 CA Hlth. Fac. Auth. IFB (Catholic
               Hlth. Care West),
               AMBAC, 9.306s, 7/1/17                 Aaa             7,498,750
               CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A
     1,000,000 6s, 5/1/15                            A3              1,136,250
    20,000,000 AMBAC, 5 1/2s, 5/1/13                 Aaa            22,800,000
     3,000,000 5 1/2s, 5/1/11                        A3              3,333,750
     3,000,000 CA Statewide Cmnty. Dev. Auth. COP
               (The Internext Group), 5 3/8s,
               4/1/30                                BBB             2,883,750
               Corona, COP
     2,775,000 (Vista Hosp. Syst.), Ser. B,
               9 1/2s, 7/1/20 (In default) (NON)     D/P             1,026,750
     5,000,000 (Hosp. Syst. Inc.), Ser. C, 8 3/8s,
               7/1/11 (In default) (NON)             D/P             1,850,000
     1,970,000 Gilroy, Rev. Bonds (Bonfante
               Gardens Park), 8s, 11/1/25            B/P             1,790,238
     2,900,000 Orange Cnty., VRDN, 1.35s, 8/1/16     VMIG1           2,900,000
     3,500,000 San Bernardino Cnty., IF COP, MBIA,
               11.58s, 8/1/28 (acquired 6/27/95,
               cost $3,777,340) (RES)                AAA/P           4,453,750
     3,000,000 San Luis Obispo, COP (Vista Hosp.
               Syst., Inc.), 8 3/8s, 7/1/29 (In
               default) (NON)                        D/P             1,110,000
     8,750,000 Santa Clara Cnty., Fin. Auth. Lease
               Rev. Bonds (VMC Fac. Replacement
               Project), Ser. A, AMBAC, 6 3/4s,
               11/15/20                              Aaa             9,668,750
     6,150,000 Valley Hlth. Syst. Hosp. Rev. Bonds
               (Refunding & Impt.), Ser. A,
               6 1/2s, 5/15/25                       B+              3,989,813
                                                                  ------------
                                                                    64,441,801
Colorado (2.2%)
------------------------------------------------------------------------------
     3,015,000 CO Hlth. Fac. Auth. Rev. Bonds
               (Evangelical Lutheran),
               3.05s, 10/1/05                        A3              3,082,838
               CO Hwy. Auth. Rev. Bonds (E-470
               Pub. Hwy.), Ser. B
    15,500,000 zero %, 9/1/35                        Baa3            1,414,375
    16,500,000 zero %, 9/1/34                        Baa3            1,629,375
     3,415,493 CO State Edl. Fac. Auth. Rev. Bonds
               (Ocean Journey, Inc.), 8.3s,
               12/1/17 (In default) (NON)            D/P               136,620
               Denver, City & Cnty. Arpt.
               Rev. Bonds
     1,050,000 Ser. D, AMBAC, 7 3/4s, 11/15/13       AAA             1,300,688
     2,500,000 MBIA, 5 1/2s, 11/15/25                Aaa             2,634,375
     1,400,000 Northwest Parkway Pub. Hwy. Auth.
               Rev. Bonds, Ser. D, 7 1/8s, 6/15/41   Ba1             1,445,500
                                                                  ------------
                                                                    11,643,771
District of Columbia (0.6%)
------------------------------------------------------------------------------
     4,000,000 DC Tobacco Settlement Fin. Corp.
               Rev. Bonds, 6 1/2s, 5/15/33           A3              3,485,000

Florida (3.6%)
------------------------------------------------------------------------------
     2,000,000 Capital Trust Agcy. Rev. Bonds
               (Seminole Tribe
               Convention), Ser. A, 10s, 10/1/33     B/P             2,067,500
     3,210,000 Escambia Cnty., Poll. Control
               Rev. Bonds (Champion Intl. Corp.),
               6.9s, 8/1/22                          Baa2            3,330,375
       500,000 Heritage Harbor South Cmnty. Dev.
               Distr. Rev. Bonds (Cap. Impt.),
               Ser. A, 6 1/2s, 5/1/34                BB-/P             498,750
     5,000,000 Hernando Cnty., Indl. Dev.
               Rev. Bonds (FL Crushed Stone Co.),
               8 1/2s, 12/1/14                       A-/P            5,211,000
     1,000,000 Lee Cnty., Indl. Dev. Auth.
               Rev. Bonds (Alliance Cmnty.
               Project), Ser. C, 5 1/2s, 11/15/29    BBB-              907,500
     1,335,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.7s, 11/15/19                Ba3             1,211,513
     2,500,000 Miami-Dade Cnty., Rev. Bonds,
               Ser. A, FSA, 5 1/8s, 10/1/35          Aaa             2,509,375
     1,500,000 South Miami, Hlth. Fac. Auth.
               Rev. Bonds (Baptist Hlth.), 5 1/4s,
               11/15/33                              Aa3             1,507,500
     2,000,000 St. Johns Cnty., Hlth. Care Indl.
               Dev. Auth. Rev. Bonds (Glenmoor St.
               Johns Project), Ser. A, 8s, 1/1/30    B/P             2,005,000
                                                                  ------------
                                                                    19,248,513
Georgia (1.9%)
------------------------------------------------------------------------------
     5,000,000 Atlanta, Waste Wtr. Rev. Bonds,
               Ser. A, MBIA, 5s, 11/1/39             Aaa             5,112,500
     4,000,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put (GA Power Co.),
               4.45s, 1/1/32                         A2              4,220,000
       700,000 GA Med. Ctr. Hosp. Auth. IFB, MBIA,
               11.385s, 8/1/10                       Aaa               732,319
                                                                  ------------
                                                                    10,064,819
Hawaii (1.1%)
------------------------------------------------------------------------------
       935,000 HI Dept. of Trans. Special Fac.
               Rev. Bonds (Continental Airlines,
               Inc.), 7s, 6/1/20                     B                 558,663
     4,500,000 HI State G.O. Bonds, Ser. CY, FSA,
               5 1/2s, 2/1/12                        Aaa             5,175,000
                                                                  ------------
                                                                     5,733,663
Illinois (5.9%)
------------------------------------------------------------------------------
               Chicago, G.O. Bonds
     4,850,000 Ser. A, AMBAC, 5 5/8s, 1/1/39         Aaa             5,250,125
     3,500,000 Ser. C, FGIC, 5 1/2s, 1/1/40          Aaa             3,710,000
     2,500,000 (Neighborhoods Alive 21 Project),
               FGIC, 5s, 1/1/41                      Aaa             2,528,125
     2,500,000 Chicago, O'Hare Intl. Arpt. Special
               Fac. Rev. Bonds (United Airlines,
               Inc.), Ser. C, 6.3s, 5/1/16
               (In default) (NON)                    D/P               250,000
     3,000,000 Chicago, O'Hare Intl. Arpt. Special
               Fac. Rev. Bonds (American Airlines,
               Inc.), 8.2s, 12/1/24                  Caa2              990,000
     3,250,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds
               (Adventist Hlth. Syst./Sunbelt
               Obligation), 5.65s, 11/15/24          A3              3,306,875
     6,000,000 IL State G.O. Bonds, FGIC, 6s,
               11/1/26                               Aaa             7,290,000
     3,570,000 IL U. Rev. Bonds (Auxiliary Fas),
               Ser. A, AMBAC, 5 1/2s, 4/1/20         Aaa             4,074,263
     3,500,000 Regl. Trans. Auth. Rev. Bonds,
               Ser. B, MBIA, 5 3/4s, 6/1/33          Aaa             4,125,625
                                                                  ------------
                                                                    31,525,013
Indiana (3.0%)
------------------------------------------------------------------------------
     2,500,000 IN State Dev. Fin. Auth. Env. Impt.
               Rev. Bonds (USX Corp.), 5.6s,
               12/1/32                               Baa1            2,475,000
     6,500,000 IN Trans. Fin. Auth. Arpt. Facs.
               Lease Rev. Bonds, Ser. A, AMBAC,
               5s, 11/1/16                           Aaa             6,800,625
     6,300,000 Indianapolis, Arpt. Auth. Special
               Fac. Rev. Bonds (Federal Express
               Corp.), 7.1s, 1/15/17                 Baa2            6,685,875
                                                                  ------------
                                                                    15,961,500
Iowa (1.0%)
------------------------------------------------------------------------------
               IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives)
     3,000,000 9 1/4s, 7/1/25                        BBB-/P          3,581,250
     1,745,000 9.15s, 7/1/09                         BBB-/P          2,037,288
                                                                  ------------
                                                                     5,618,538
Kansas (1.6%)
------------------------------------------------------------------------------
     8,400,000 Witchita, Hosp. IFB, Ser. 111-A,
               MBIA, 11.48s, 10/20/17                Aaa             8,799,000

Kentucky (0.4%)
------------------------------------------------------------------------------
     2,035,000 Kenton Cnty., Arpt. Board
               Rev. Bonds (Special Fac. -
               Delta Airlines, Inc.), Ser. A,
               7 1/2s, 2/1/20                        BB-             1,505,900
     1,000,000 Scott Cnty., Indl. Dev. Rev. Bonds
               (Hoover Group, Inc.), 8 1/2s,
               11/1/14                               Ba3               660,000
                                                                  ------------
                                                                     2,165,900
Louisiana (3.3%)
------------------------------------------------------------------------------
     2,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
               (Lake Charles Memorial Hosp.
               Project), 8 5/8s, 12/1/30             CCC/P           1,827,500
    12,500,000 Lake Charles, Harbor & Term Dist.
               Port Fac. Rev. Bonds (Trunkline
               Co.), 7 3/4s, 8/15/22                 Baa2           12,977,000
     2,750,000 W. Feliciana Parish, Poll. Control
               Rev. Bonds (Gulf States Util.
               Co.), Ser. C, 7s, 11/1/15             Ba1             2,839,375
                                                                  ------------
                                                                    17,643,875
Maine (0.4%)
------------------------------------------------------------------------------
     2,000,000 Rumford Solid Waste Disp.
               Rev. Bonds (Boise Cascade Corp.),
               6 7/8s, 10/1/26                       Baa3            2,002,500

Massachusetts (4.3%)
------------------------------------------------------------------------------
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     2,000,000 (Civic Investments), Ser. A, 9s,
               12/15/15                              B+/P            2,182,500
     3,300,000 (Rehab. Hosp. Cape & Islands),
               Ser. A, 7 7/8s, 8/15/24               AAA/P           3,613,500
     1,185,000 (Norwood Hosp.), Ser. C, 7s, 7/1/14   Ba2             1,515,319
     2,500,000 (UMass Memorial), Ser. C, 6 5/8s,
               7/1/32                                Baa2            2,593,750
     1,875,000 (UMass Memorial), Ser. C, 6 1/2s,
               7/1/21                                Baa2            1,950,000
     7,645,000 MA State Hsg. Fin. Agcy. IFB,
               AMBAC, 9.698s, 7/1/40 (acquired
               6/3/98, cost $7,739,951) (RES)        AAA             8,094,144
     2,000,000 MA State Hsg. Fin. Agcy. Rev. Bonds
               (Rental Mtge.), Ser. C, AMBAC,
               5 5/8s, 7/1/40                        Aaa             2,052,500
     1,000,000 MA State Indl. Fin. Agcy.
               Rev. Bonds (1st. Mtge. Brookhaven),
               Ser. A, 7s, 1/1/15                    BBB/P           1,033,750
                                                                  ------------
                                                                    23,035,463
Michigan (2.5%)
------------------------------------------------------------------------------
     1,500,000 MI State Hosp. Fin. Auth.
               Rev. Bonds (Oakwood Hosp.),
               Ser. A, 6s, 4/1/22                    A2              1,580,625
     2,000,000 MI State Strategic Fund Resource
               Recvy. Rev. Bonds (Central Wayne
               Energy Res.), Ser. A, 6.9s, 7/1/19
               (In default) (NON)                    D/P               500,000
     2,700,000 Pontiac, Hosp. Fin. Auth.
               Rev. Bonds (NOMC Obligation Group),
               Ser. B, 6s, 8/1/18                    Ba1             2,207,250
     2,975,000 Warren Cons. School Dist. G.O.
               Bonds, FSA, 5 3/8s, 5/1/18            Aaa             3,250,188
     6,780,000 Waterford, Econ. Dev. Corp.
               Rev. Bonds (Canterbury Hlth.), 6s,
               1/1/39                                B-/P            4,779,900
     2,000,000 Wayne Charter Cnty., Special Arpt.
               Fac. Rev. Bonds (Northwest
               Airlines, Inc.), 6s, 12/1/29          B-/P            1,095,000
                                                                  ------------
                                                                    13,412,963
Minnesota (2.1%)
------------------------------------------------------------------------------
     1,780,000 Chaska, Indl. Dev. Rev. Bonds
               (Lifecore Biomedical, Inc.),
               10 1/4s, 9/1/20                       BB/P            1,863,660
     5,000,000 Cohasset, VRDN (MN Pwr. & Light Co.
               Project), 1.35s, 6/1/20               A-1+            5,000,000
     5,130,000 St. Paul, Hsg. & Hosp. Redev. Auth.
               Rev. Bonds (Healtheast), Ser. B,
               6 5/8s, 11/1/17                       Ba2             4,578,525
                                                                  ------------
                                                                    11,442,185
Mississippi (0.4%)
------------------------------------------------------------------------------
     2,250,000 Mississippi Bus. Fin. Corp. Poll.
               Control Rev. Bonds (Syst. Energy
               Resources, Inc.), 5.9s, 5/1/22        BBB-            2,221,875

Missouri (1.1%)
------------------------------------------------------------------------------
     1,500,000 Cape Girardeau Cnty. Indl. Dev.
               Auth. Hlth. Care Fac.
               Rev. Bonds (St. Francis Med. Ctr.),
               Ser. A, 5 1/2s, 6/1/32                A               1,522,500
     4,110,000 MO State Hlth. & Edl. Fac. Auth.
               VRDN (St. Francis Med. Ctr.),
               Ser. A, 1.35s, 6/1/26                 A-1+            4,110,000
                                                                  ------------
                                                                     5,632,500
Nebraska (0.3%)
------------------------------------------------------------------------------
     2,000,000 Gage Cnty., Indl. Dev. Rev. Bonds
               (Hoover Group, Inc.), 8 1/2s,
               12/1/07                               Baa3            1,380,000
     2,410,239 Kearney, Indl. Dev. Rev. Bonds
               (Great Platte River Road), 6 3/4s,
               1/1/28 (In default) (NON)             D/P                12,051
       150,000 NE Investment Fin. Auth. Single
               Fam. Mtge. IFB, Ser. C, GNMA/FNMA
               Coll., 10.504s, 3/1/20                Aaa               153,000
                                                                  ------------
                                                                     1,545,051
Nevada (1.8%)
------------------------------------------------------------------------------
     5,000,000 Clark Cnty., Indl. Dev. Rev. Bonds
               (Southwest Gas Corp.), Ser. C,
               AMBAC, 5.95s, 12/1/38                 Aaa             5,500,000
     4,000,000 Las Vegas, Monorail Rev. Bonds (2nd
               Tier), 7 3/8s, 1/1/40                 B-/P            4,040,000
                                                                  ------------
                                                                     9,540,000
New Hampshire (0.5%)
------------------------------------------------------------------------------
     2,565,000 NH State Bus. Fin. Auth. Rev. Bonds
               (Alice Peck Day Hlth. Syst.),
               Ser. A, 7s, 10/1/29                   BB+/P           2,603,475

New Jersey (2.7%)
------------------------------------------------------------------------------
     1,250,000 NJ Econ. Dev. Auth. Rev. Bonds
               (Cedar Crest Vlg. Inc. Fac.),
               Ser. A, 7 1/4s, 11/15/31              BB-/P           1,257,813
               NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds
     3,000,000 (Trinitas Hosp. Oblig. Group),
               7 1/2s, 7/1/30                        Baa3            3,296,250
     1,250,000 (Atlantic City Med. Ctr.), 5 3/4s,
               7/1/25                                A3              1,304,720
     1,000,000 (Somerset Med. Ctr.), 5 1/2s,
               7/1/33                                Baa2              961,560
     6,500,000 NJ State Trans. Trust Fund Auth.
               Rev. Bonds (Trans. Syst.), Ser. A,
               FSA, 5 1/2s, 6/15/12                  Aaa             7,475,000
                                                                  ------------
                                                                    14,295,343
New York (9.2%)
------------------------------------------------------------------------------
    10,000,000 NY City G.O. Bonds, Ser. B, 5 1/4s,
               12/1/09                               A2             10,962,500
     9,625,000 NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds (British Airways),
               5 1/4s, 12/1/32                       BBB-            5,967,500
     1,500,000 NY City, Indl. Dev. Agency
               Rev. Bonds (Staten Island U. Hosp.
               Project), 6.45s, 7/1/32               Baa3            1,560,000
     5,000,000 NY City, Muni. Wtr. & Swr. Fin.
               Auth. IFB, MBIA, 9.688s, 6/15/17
               (acquired 5/21/98, cost $5,296,700)
               (RES)                                 AAA             5,837,500
     5,000,000 NY City, Muni. Wtr. & Swr. Fin.
               Auth. Rev. Bonds, Ser. G, FSA, 5s,
               6/15/34                               Aaa             5,112,500
               NY City, Muni. Wtr. & Swr. Fin.
               Auth. VRDN
     2,000,000 Ser. A, FGIC, 1.4s, 6/15/25           VMIG1           2,000,000
     2,700,000 Ser. G, FGIC, 1.4s, 6/15/24           VMIG1           2,700,000
       900,000 NY State Dorm. Auth. Rev. Bonds
               (Winthrop-U. Hosp. Assn.), Ser. A,
               5 1/2s, 7/1/32                        Baa1              892,125
     2,000,000 Onondaga Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Solvay Paperboard,
               LLC), 7s, 11/1/30                     BB-/P           2,082,500
     5,000,000 Port Auth. NY & NJ Rev. Bonds, Ser.
               96, FGIC, 6.6s, 10/1/23               Aaa             5,331,250
     5,000,000 Port Auth. NY & NJ Special
               Obligation IFB, MBIA, Ser. N18,
               8.64s, 12/1/17 (acquired 7/19/00,
               cost $5,234,450) (RES)                Aaa             6,812,500
                                                                  ------------
                                                                    49,258,375
North Carolina (1.2%)
------------------------------------------------------------------------------
       100,000 Charlotte, Special Fac. Rev. Bonds
               (Douglas Intl. Arpt.- US Airways),
               7 3/4s, 2/1/28 (In default) (NON)     CCC/P              68,500
               NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds
     1,500,000 Ser. D, 6 3/4s, 1/1/26                Baa3            1,648,125
     3,000,000 Ser. A, 5 3/4s, 1/1/26                Baa3            3,037,500
     1,300,000 NC State Muni. Pwr. Agcy.
               Rev. Bonds, Ser. A, 5 1/2s, 1/1/13    Baa1            1,428,375
                                                                  ------------
                                                                     6,182,500
Ohio (2.6%)
------------------------------------------------------------------------------
               Cuyahoga Cnty., Rev. Bonds, Ser. A
     1,280,000 6s, 1/1/16                            A1              1,422,400
     2,000,000 6s, 1/1/15                            A               2,240,000
     1,000,000 Dayton, Fac. Rev. Bonds (Emery Air
               Freight), Ser. A, 5 5/8s, 2/1/18      BB+               770,000
     3,000,000 OH State Air Quality Dev. Auth.
               Rev. Bonds (Toledo Poll. Control),
               Ser. A, 6.1s, 8/1/27                  Baa2            3,052,500
     2,100,000 OH State Solid Waste Rev. Bonds
               (General Motors Corp. Project),
               6.3s, 12/1/32                         A3              2,210,250
     4,000,000 Rickenbacker Port Auth. Rev. Bonds
               (OASBO Expanded Asset Pooled),
               Ser. A, 5 3/8s, 1/1/32                A2              4,270,000
                                                                  ------------
                                                                    13,965,150
Oklahoma (2.7%)
------------------------------------------------------------------------------
     3,150,000 OK City Arpt. Trust Rev. Bonds (Jr.
               Lien 27th Ser.), Ser. A, FSA, 5s,
               7/1/18                                AAA             3,256,313
     4,900,000 OK Dev. Fin. Auth. Rev. Bonds
               (Hillcrest Hlth. Care), Ser. A,
               5 5/8s, 8/15/29                       B1              3,589,250
     7,000,000 OK State Indl. Dev. Auth.
               Rev. Bonds (Hlth. Syst.-
               Oblig. Group), Ser. A, MBIA,
               5 3/4s, 8/15/29                       Aaa             7,673,750
                                                                  ------------
                                                                    14,519,313
Pennsylvania (5.8%)
------------------------------------------------------------------------------
     2,165,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds (Panther Creek
               Partners), 6.65s, 5/1/10              BBB-            2,248,894
     3,500,000 Dauphin Cnty., Gen. Auth.
               Rev. Bonds (Office & Pkg.), Ser. A,
               6s, 1/15/25                           CCC/P           1,750,000
       350,000 Lebanon Cnty. Hlth. Fac. Auth.
               Rev. Bonds (Good Samaritan Hosp.
               Project), 6s, 11/15/35                Baa1              354,813
     7,250,000 PA Convention Ctr. Auth.
               Rev. Bonds, MBIA, 6.7s, 9/1/14        Aaa             7,875,313
               PA Econ. Dev. Fin. Auth. Rev. Bonds
     7,750,000 (MacMillan Ltd. Partnership), 7.6s,
               12/1/20                               Baa2            9,067,500
     1,000,000 (Amtrak Project), Ser. A, 6 3/8s,
               11/1/41                               A3                881,250
               PA State Econ. Dev. Fin. Auth.
               Resource Recvy. Rev. Bonds
     1,000,000 (Clover), Ser. D, 7 1/8s, 12/1/15     BBB-            1,038,750
     4,200,000 (Northampton Generating), Ser. A,
               6.6s, 1/1/19                          BBB-            4,242,000
     2,764,894 Philadelphia, Hosp. & Higher Ed.
               Fac. Auth. Rev. Bonds (Graduate
               Hlth. Syst.), 7 1/4s, 7/1/10 (In
               default) (NON)                        D/P                 3,456
     2,000,000 Philadelphia, Indl. Dev. Auth.
               Arpt. Rev. Bonds (Aero
               Philadelphia, LLC), 5 1/2s, 1/1/24    BB/P            1,575,000
     2,957,177 Philadelphia, Indl. Dev. Auth.
               Special Fac. Rev. Bonds (U.S.
               Airways, Inc.), 8 1/8s, 5/1/30 (In
               default) (NON)                        D/P                88,715
     1,800,000 Sayre Healthcare Fac. Auth.
               Rev. Bonds (Guthrie Hlth.), Ser. A,
               5 7/8s, 12/1/31                       A-              1,851,750
                                                                  ------------
                                                                    30,977,441
South Carolina (2.6%)
------------------------------------------------------------------------------
     4,750,000 Connector 2000 Assn., Inc. SC Toll
               Road Rev. Bonds (SR-Southern
               Connector), Ser. A, 5 3/8s, 1/1/38    B-              1,989,063
       775,000 Lexington Cnty. Rev. Bonds, 5 1/2s,
               11/1/32                               A2                789,531
     5,000,000 Richland Cnty. Rev. Bonds (Intl.
               Paper Co. Project), Ser. A, 4 1/4s,
               10/1/07                               Baa2            5,106,250
     1,250,000 SC Hosp. Auth. Rev. Bonds (Med.
               U.), Ser. A, 6 1/2s, 8/15/32          Baa2            1,300,000
     1,000,000 SC Jobs Econ. Dev. Auth. Hosp. Fac.
               Rev. Bonds (Palmetto Hlth.
               Alliance), Ser. A, 7 3/8s, 12/15/21   Baa2            1,133,750
               SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B
     1,300,000 6 3/8s, 5/15/30                       A3              1,105,000
     3,000,000 6 3/8s, 5/15/28                       A3              2,606,250
                                                                  ------------
                                                                    14,029,844
South Dakota (0.3%)
------------------------------------------------------------------------------
     2,000,000 SD Edl. Enhancement Funding Corp.
               Rev. Bonds, Ser. B, 6 1/2s, 6/1/32    A1              1,732,500

Tennessee (3.3%)
------------------------------------------------------------------------------
     6,000,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. IFB, Ser. A2, MBIA,
               10.495s, 7/1/21 (acquired 2/8/00,
               cost $5,651,400) (RES)                Aaa             7,702,500
     4,700,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds (Mountain
               States Hlth.), Ser. A, 7 1/2s,
               7/1/33                                Baa2            5,246,375
     2,175,000 Knox Cnty., Hlth. Edl. & Hsg. Fac
               Board Rev. Bonds (Ft. Sanders
               Alliance), MBIA, 5 1/4s, 1/1/15       Aaa             2,414,250
     2,000,000 Shelby Cnty. Hlth. Edl. & Hsg. Fac.
               Board Rev. Bonds (Methodist
               Healthcare), 6 1/2s, 9/1/26           Baa1            2,145,000
                                                                  ------------
                                                                    17,508,125
Texas (7.4%)
------------------------------------------------------------------------------
               Alliance, Arpt. Auth. Rev. Bonds
     1,430,000 (American Airlines, Inc.), 7 1/2s,
               12/1/29                               Caa2              471,900
     8,100,000 (Federal Express Corp.), 6 3/8s,
               4/1/21 (SEG)                          Baa2            8,424,000
     9,500,000 Austin, Elec. Util. Syst.
               Rev. Bonds, FSA, 5s, 1/15/30          Aaa             9,642,500
     4,655,000 Carrollton, Farmers Branch Indpt.
               School Dist. G.O. Bonds, PSFG, 5s,
               2/15/17                               Aaa             4,951,756
     1,000,000 Comal Cnty. Hlth. Fac. Dev. Corp.
               Rev. Bonds (Hlth. Care System -
               McKenna Memorial Project), Ser. A,
               6 1/4s, 2/1/32                        Baa2            1,007,500
               Dallas-Fort Worth, Intl. Arpt. Fac.
               Impt. Corp. Rev. Bonds (American
               Airlines, Inc.)
     3,000,000 7 1/4s, 11/1/30                       Caa2              900,000
     8,000,000 6 3/8s, 5/1/35                        Caa2            2,640,000
     3,000,000 Harris Cnty., Hlth. Fac. Rev. Bonds
               (Memorial Hermann Hlth. Care),
               Ser. A, 6 3/8s, 6/1/29                A3              3,217,500
     2,000,000 Lower Neches Valley Indl. Dev. Swr.
               Auth. Rev. Bonds (Mobil Oil
               Refining Corp.), 6.4s, 3/1/30         Aaa             2,102,500
     2,500,000 Sam Rayburn Muni. Pwr. Agcy.
               Rev. Bonds, 6s, 10/1/21               Baa2            2,606,250
     2,000,000 Tomball, Hosp. Auth. Rev. Bonds
               (Tomball Regl. Hosp.),
               6s, 7/1/29                            Baa2            2,025,000
               Tyler, Hlth. Facs. Dev. Corp.
               Rev. Bonds (Mother Frances Hosp.)
       745,000 5s, 7/1/08                            Baa1              791,563
       500,000 5s, 7/1/07                            Baa1              532,500
                                                                  ------------
                                                                    39,312,969
Utah (2.5%)
------------------------------------------------------------------------------
     5,000,000 Intermountain Power Agency
               Rev. Bonds, Ser. A, FSA,
               5s, 7/1/11                            AAA             5,556,250
     8,000,000 Tooele Cnty., Harbor & Term. Dist.
               Port Fac. Rev. Bonds (Union
               Pacific), Ser. A, 5.7s, 11/1/26       Baa3            8,020,000
                                                                  ------------
                                                                    13,576,250
Virginia (0.8%)
------------------------------------------------------------------------------
     1,500,000 Fredericksburg Indl. Dev. Auth.
               Rev. Bonds (Medicorp Hlth. Syst.),
               Ser. B, 5 1/8s, 6/15/33               A3              1,501,875
     3,900,000 Pocahontas Parkway Assn. Toll Rd.
               Rev. Bonds, Ser. A, 5 1/2s, 8/15/28   BB              2,593,500
                                                                  ------------
                                                                     4,095,375
Washington (1.3%)
------------------------------------------------------------------------------
     5,000,000 King Cnty., G.O. Bonds, Ser. C,
               6 1/4s, 1/1/32                        Aa1             5,631,250
     2,200,000 Port of Seattle, Special Fac.
               Rev. Bonds (Northwest Airlines,
               Inc.), 7 1/4s, 4/1/30                 B-/P            1,430,000
                                                                  ------------
                                                                     7,061,250
West Virginia (0.4%)
------------------------------------------------------------------------------
     2,500,000 Princeton, Hosp. Rev. Bonds (Cmnty.
               Hosp. Assn., Inc.), 6.1s, 5/1/29      Ba3             1,931,250

Wisconsin (1.2%)
------------------------------------------------------------------------------
     3,000,000 Badger Tobacco Settlement Asset
               Securitization Corp.
               Rev. Bonds, 6 3/8s, 6/1/32            A3              2,527,500
     3,900,000 WI State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Wheaton Franciscan),
               5 3/4s, 8/15/30                       A2              3,997,500
                                                                  ------------
                                                                     6,525,000
                                                                  ------------
               Total Municipal Bonds and Notes
               (cost $554,401,356)                                $527,842,030

Preferred stocks (1.2%) (a)
Number of shares                                                         Value
------------------------------------------------------------------------------
     2,000,000 Charter Mac. Equity Trust 144A
               Ser. A, 6.625% cum. pfd.              BBB-/P         $2,172,500
     4,000,000 MuniMae Tax Exempt Bond Subsidiary,
               LLC 144A 6.875% cum. pfd.             BB+/P           4,395,000
                                                                  ------------
               Total Preferred Stocks
               (cost $6,000,000)                                    $6,567,500
------------------------------------------------------------------------------
               Total Investments
               (cost $560,401,356)                                $534,409,530
------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio market value.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2003 was $32,900,394 or 6.2% of portfolio market value.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2003.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN and mandatory puts are the current interest rates at April 30, 2003.

      The fund had the following industry group concentrations greater than 10% at April 30, 2003 (as a percentage of portfolio market value):

        Health care             26.7%
        Transportation          19.5
        Utilities               16.0

      The fund had the following insurance concentrations greater than 10% at April 30, 2003 (as a percentage of portfolio market value):

        AMBAC                   13.7%
        MBIA                    12.0

Futures Contracts Outstanding at April 30, 2003

                                   Aggregate      Expiration     Unrealized
                    Market Value   Face Value           Date   Depreciation
------------------------------------------------------------------------------
U.S. Treasury
Note 10 yr
(Short)              $25,327,500   $25,205,746        Jun-03   $(121,754)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



STATEMENT OF ASSETS AND LIABILITIES
April 30, 2003 (Unaudited)

Assets
---------------------------------------------------------------------
Investments in securities, at value
(identified cost $560,401,356) (Note 1)                  $534,409,530
---------------------------------------------------------------------
Cash                                                        1,246,128
---------------------------------------------------------------------
Interest and other receivables                             11,319,791
---------------------------------------------------------------------
Receivable for securities sold                             19,132,545
---------------------------------------------------------------------
Total assets                                              566,107,994

Liabilities
---------------------------------------------------------------------
Payable for variation margin (Note 1)                         130,625
---------------------------------------------------------------------
Distributions payable to shareholders                       2,290,686
---------------------------------------------------------------------
Payable for securities purchased                           11,726,893
---------------------------------------------------------------------
Payable for compensation of
Manager (Note 2)                                              913,093
---------------------------------------------------------------------
Payable for investor servicing and
custodian fees (Note 2)                                        34,906
---------------------------------------------------------------------
Payable for compensation of
Trustees (Note 2)                                              42,833
---------------------------------------------------------------------
Payable for administrative
services (Note 2)                                                 800
---------------------------------------------------------------------
Other accrued expenses                                         56,297
---------------------------------------------------------------------
Total liabilities                                          15,196,133
---------------------------------------------------------------------
Series A, B and C remarketed
preferred shares: (8,000 shares
authorized; 1,750 shares issued at
$100,000 per share) (Note 4)                              175,000,000
---------------------------------------------------------------------
Net assets                                               $375,911,861

Represented by
---------------------------------------------------------------------
Paid-in capital -- common shares (unlimited
shares authorized) (Note 1)                              $435,026,079
---------------------------------------------------------------------
Undistributed net investment
income (Note 1)                                             1,598,284
---------------------------------------------------------------------
Accumulated net realized loss on
investments (Note 1)                                      (34,598,922)
---------------------------------------------------------------------
Net unrealized depreciation of investments                (26,113,580)
---------------------------------------------------------------------
Total -- Representing net assets
applicable to common shares outstanding                  $375,911,861

Computation of net asset value
---------------------------------------------------------------------
Net asset value per common share
($375,911,861 divided by 47,206,343 shares)                     $7.96
---------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


STATEMENT OF OPERATIONS
Six months ended April 30, 2003 (Unaudited)

Interest income:                                          $17,722,681
---------------------------------------------------------------------

Expenses:
---------------------------------------------------------------------
Compensation of Manager (Note 2)                            1,851,982
---------------------------------------------------------------------
Investor servicing and custodian
fees (Note 2)                                                 166,268
---------------------------------------------------------------------
Compensation of Trustees (Note 2)                               7,881
---------------------------------------------------------------------
Administrative services (Note 2)                                5,439
---------------------------------------------------------------------
Preferred share remarketing
agent fees                                                    204,168
---------------------------------------------------------------------
Other                                                         117,490
---------------------------------------------------------------------
Total expenses                                              2,353,228
---------------------------------------------------------------------
Expense reduction (Note 2)                                    (10,781)
---------------------------------------------------------------------
Net expenses                                                2,342,447
---------------------------------------------------------------------
Net investment income                                      15,380,234
---------------------------------------------------------------------
Net realized loss on investments
(Notes 1 and 3)                                            (8,233,622)
---------------------------------------------------------------------
Net realized loss on futures
contracts (Note 1)                                           (720,450)
---------------------------------------------------------------------
Net unrealized appreciation of
investments and futures contracts
during the period                                          13,713,756
---------------------------------------------------------------------
Net gain on investments                                     4,759,684
---------------------------------------------------------------------
Net increase in net assets
resulting from operations                                 $20,139,918
---------------------------------------------------------------------

Distributions to Series A, B,
and C remarketed preferred
shareholders: (Note 1)
---------------------------------------------------------------------
From tax exempt income                                     (1,055,009)
---------------------------------------------------------------------
Net increase in net assets resulting
from operations applicable to
common shareholders                                       $19,084,909
---------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


STATEMENT OF CHANGES IN NET ASSETS
                                          Six months             Year
                                               ended            ended
                                            April 30       October 31
Increase (decrease) in net assets               2003*            2002
---------------------------------------------------------------------
Operations:
---------------------------------------------------------------------
Net investment income                    $15,380,234      $32,937,590
---------------------------------------------------------------------
Net realized loss on
investments                               (8,954,072)      (3,409,597)
---------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments             13,713,756      (30,443,946)
---------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations          20,139,918         (915,953)

Distributions to Series A, B,
and C remarketed preferred
shareholders: (Note 1)
---------------------------------------------------------------------
From tax exempt income                    (1,055,009)      (2,589,647)
---------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations
applicable to common shareholders         19,084,909       (3,505,600)
---------------------------------------------------------------------

Distributions to common shareholders:
(Note 1)
---------------------------------------------------------------------
From tax exempt income                   (13,453,839)     (26,888,250)
---------------------------------------------------------------------
Increase from issuance of common
shares in connection
with reinvestment of distributions                --         419,191
---------------------------------------------------------------------
Total increase (decrease) in
net assets                                 5,631,070     (29,974,659)

Net assets
---------------------------------------------------------------------
Beginning of period                      370,280,791     400,255,450
---------------------------------------------------------------------
End of period (including undistributed
net investment income of $1,598,284 and
$726,898, respectively)                 $375,911,861    $370,280,791
---------------------------------------------------------------------

Number of fund shares
---------------------------------------------------------------------
Common shares outstanding at beginning
of period                                 47,206,343      47,155,237
---------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                     --          51,106
---------------------------------------------------------------------
Common shares outstanding at end
of period                                 47,206,343      47,206,343
---------------------------------------------------------------------
Remarketed preferred shares outstanding
at beginning and end of period                 1,750           1,750
---------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

                                           Six months
                                             ended
                                            April 30
Per-share                                 (Unaudited)                    Year ended October 31
operating performance                         2003         2002      2001        2000        1999        1998
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                              $7.84        $8.49     $8.44       $8.77        $9.82      $9.92
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (a)                      .33          .70       .72         .75          .80        .79
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                     .10         (.73)      .04        (.16)        (.96)       .01
-------------------------------------------------------------------------------------------------------------
Total from investment operations               .43         (.03)      .76         .59         (.16)       .80
-------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
-------------------------------------------------------------------------------------------------------------
From net investment income                    (.02)        (.05)     (.12)       (.16)        (.13)      (.14)
-------------------------------------------------------------------------------------------------------------
Total from investment
operations: (applicable to
common shareholders)                           .41         (.08)      .64         .43         (.29)       .66
-------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
-------------------------------------------------------------------------------------------------------------
From net investment income:                   (.29)        (.57)     (.59)       (.76)        (.76)      (.76)
-------------------------------------------------------------------------------------------------------------
Total distributions                           (.29)        (.57)     (.59)       (.76)        (.76)      (.76)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                              $7.96        $7.84     $8.49       $8.44        $8.77      $9.82
-------------------------------------------------------------------------------------------------------------
Market price, end of period
(common shares)                              $7.58        $7.43     $8.44       $9.63        $9.81     $11.44
-------------------------------------------------------------------------------------------------------------
Total return at market price (%)
(common shares) (b)                           5.95*       (5.57)    (6.21)       6.84        (7.72)      4.52
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares) (in thousands)            $375,912     $370,281  $400,255    $396,212     $408,419   $453,766
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                   .63*        1.25      1.22        1.27         1.23       1.22
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)                  3.84*        7.84      7.01        6.97         7.12       6.57
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                       14.64*       20.44     17.95       16.72        12.88      19.97
-------------------------------------------------------------------------------------------------------------

* Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
April 30, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Managed Municipal Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal. Up to 50% of the fund's assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2002, the fund had a capital loss carryover of approximately $24,642,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
------------------------------------
      $321,000      October 31, 2003
    11,188,000      October 31, 2005
     2,895,000      October 31, 2006
     3,629,000      October 31, 2007
     1,237,000      October 31, 2008
     1,642,000      October 31, 2009
     3,730,000      October 31, 2010

The aggregate identified cost on a tax basis is $560,196,631, resulting in gross unrealized appreciation and depreciation of $26,642,818 and $52,429,919, respectively, or net unrealized depreciation of $25,787,101.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex dividend date and paid at least annually. Dividends on re marketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and Series B shares, and a 7-day period for Series C shares. The applicable dividend rate for the remarketed preferred shares on April 30, 2003 was 1.08% for Series A, 1.09% for Series B and 1.19% for Series C. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2
Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average weekly net assets, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended April 30, 2003, the fund's expenses were reduced by $10,781 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $737 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $89,403,022 and $77,040,786, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Preferred shares

The Series A (550), Series B (550) and Series C (650) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2003, no such restrictions have been placed on the fund.

FUND INFORMATION

About Putnam Investments
One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

Judith Cohen
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

----------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
----------------------

Do you want to save paper and receive this document faster?
Shareholders can sign up for email delivery of shareholder reports on www.putnaminvestments.com.

88639  052  6/03



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

There have been no significant changes in the registrant's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: June 24, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: June 24, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 24, 2003